4855-6215-7011.v1 UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☐ Definitive Additional Materials ☒ Soliciting Material Pursuant to §240.14a-12 Everi Holdings Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

4855-6215-7011.v1 The following is the contents of some frequently asked questions that were sent to the employees of Everi Holdings Inc. on August 2, 2024. We wanted to follow up with everyone to address questions regarding your Everi equity awards since Friday’s announcement regarding Everi and IGT’s Gaming & Digital business being simultaneously acquired by a newly formed holding company owned by funds managed by affiliates of Apollo Global Management, Inc. Additional information will be provided about the timing and mechanics of payments and conversion of the assumed equity awards as we approach the closing of the transaction, which is expected to be by the end of the third quarter of 2025 (such actual date, the “Closing”). In the meantime, below are some frequently asked questions and answers (“FAQs”) to assist you. Please note these FAQs do not constitute legal, tax, or financial advice, and do not discuss the provisions of the tax laws of any state or foreign country in which you may reside. These FAQs are being provided for general information only and are not complete. You should consult with your own professional advisors regarding personal tax and financial planning questions. These FAQs are based on the Closing occurring and generally your continued employment through such date, provided that nothing herein alters the at-will nature of employment. QUESTION: What happens to the Everi equity that I own in the transaction, including vested shares and vested options? ANSWER regarding vested shares: This is an all-cash transaction and all Everi shareholders will receive $14.25 for each share of Everi common stock. This includes shares that you received and continue to own from the vesting of restricted stock units (“RSUs”), and shares you purchased on the exercise of options, in each case prior to the Closing. Example (by way of illustration only): If you own and hold 100 shares, then you will receive $1,425.00 dollars in exchange for your shares. ANSWER regarding vested stock options: Any stock options that are vested will be “cashed out” at the Closing in exchange for a cash payment equal to $14.25 per share minus the per share option exercise price, multiplied by the number of vested, unexercised options, and less applicable tax withholding obligations. Example (by way of illustration only): If you own 100 vested options with an option exercise price of $10.00, then you will receive $4.25 per option ($14.25 cash price less the option exercise price of $10.00) or $425.00, less applicable tax withholding obligations. Any vested out-of-the-money stock options (i.e., stock options that have a per share exercise price equal to or greater than $14.25) will be canceled at the Closing for no consideration.

4855-6215-7011.v1 Please note this stock option cash-out payment is subject to tax withholding obligations since it is treated as compensation for tax purposes (similar to a cash bonus). QUESTION: What happens to my unvested equity awards in the transaction? ANSWER regarding unvested RSUs: At the Closing, your existing, unvested RSUs will be converted into a cash award and retain the original vesting schedule of the original grant. Example (by way of illustration only): If you received an award of 1,000 RSUs that vests in three equal annual increments, this will be converted into a cash award (i.e., $14,250 of total value) and will continue to vest per the grant vesting schedule (i.e., $14,250 divided by 3 years = $4,750 per year). On each vesting date, you will be paid your prorated portion of the cash award that vests (i.e., $4,750). This cash award will be subject to applicable tax withholding obligations and the net payment will be paid through the customary payroll process. If you hold performance stock units (“PSUs”) based on performance-based vesting criteria, your existing PSUs will be treated in a similar manner to RSUs except that the cash award will be calculated based on the number of shares that would have been eligible to vest under the PSU award at achievement of 100% of target. ANSWER regarding unvested stock options: At the Closing, your existing, unvested stock options, the “intrinsic value” (or the amount of the award “in-the-money”) will be converted to cash, and this value will vest and be paid pursuant to the original vesting schedule. Existing, unvested out-of-the-money stock options that have a per share exercise price equal to or greater than $14.25 will be cancelled at the Closing. Example (by way of illustration only): If you received an award of 1,000-share stock options that vests in three annual increments and has an exercise price of $9.00, the “in-the-money” portion of this award will be converted to cash (i.e., $14.25 minus $9.00 = $5.25 multiplied by 1,000 = $5,250 of total value) and will continue to vest in the scheduled equal installments (i.e., $5,250 divided by 3 years = $1,750 per year). On each vesting date, you will be paid your prorated portion of the cash award that vests (i.e., $1,750). This cash award will be subject to applicable tax withholding obligations and the net payment will be paid through the customary payroll process. ANSWER regarding unvested equity awards granted AFTER December 31, 2024: Please note the FAQs above related to unvested awards apply to grants that occurred prior to January 1, 2025. If the closing date occurs after December 31, 2024, we will provide additional

4855-6215-7011.v1 information about the treatment of those unvested equity awards granted in 2025, as these awards will also be subject to partial proration at Closing based on the timing of the Closing. QUESTION: What are the next steps to close the transaction? ANSWER: there are various required approvals we need to obtain, including from Everi shareholders and select regulatory agencies, in addition to satisfaction of other customary closing conditions. We expect to achieve these approvals and close the transaction by the end of the third quarter of 2025. If you have any additional questions, please don’t hesitate to contact People Ops. We also encourage you to consult your personal tax advisor. [Signatory – People Ops] Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to Everi and the proposed transaction (the “Proposed Transaction”). All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of Everi. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the Proposed Transaction, including future plans, objectives, expectations, and intentions; the anticipated timing of closing of the Proposed Transaction; and the anticipated delisting and deregistration of Everi’s common stock. In addition, all statements that address operating performance, events or developments that Everi expects or anticipates will occur in the future — including statements relating to creating value for stockholders, benefits of the Proposed Transaction, and the expected timetable for completing the Proposed Transaction — are forward- looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results, including the actual results of Everi, to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the possibility that the conditions to the consummation of the Proposed Transaction will not for any reason be satisfied (including the failure to obtain the approval of Everi’s stockholders and regulatory approvals) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Proposed Transaction; the ability to retain and hire key personnel; negative effects of the announcement or failure to consummate the Proposed Transaction on the market price of the capital stock of Everi and on Everi’s operating results, including that Everi’s stock price may decline significantly if the Proposed Transaction is not

4855-6215-7011.v1 consummated; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the Proposed Transaction, which in certain circumstances may require Everi to pay a termination fee; significant transaction costs, fees, expenses and charges; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the Proposed Transaction announcement or closing of the Proposed Transaction and the diversion of Everi management’s attention from its ongoing business); failure to consummate or delay in consummating the Proposed Transaction for any reason; risks relating to any resurgence of the COVID-19 pandemic or similar public health crises; risks related to competition in the gaming industry; dependence on significant licensing arrangements, customers, or other third parties; risks related to the financing of the Proposed Transaction; economic changes in global markets, such as currency exchange, inflation and interest rates, and recession; government policies (including policy changes affecting the gaming industry, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that Everi cannot control; regulation and litigation matters relating to the Proposed Transaction or otherwise impacting Everi or the gaming industry generally, including the nature, cost and outcome of any litigation and other legal proceedings related to the Proposed Transaction that may be instituted against the parties and others following the announcement of the Proposed Transaction; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business divestitures; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in Everi’s Annual Report on Form 10-K on file with the Securities and Exchange Commission (the “SEC”) and from time to time in other filed reports including Everi’s Quarterly Reports on Form 10-Q. A further description of risks and uncertainties relating to Everi can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8- K, all of which are filed with the SEC and available at www.sec.gov. There can be no assurance that the Proposed Transaction will in fact be consummated. If the Proposed Transaction is consummated, Everi’s stockholders will cease to have any equity interest in Everi and will have no right to participate in its earnings and future growth. Everi cautions investors not to unduly rely on any forward-looking statements, which speak only as of the date thereof. Everi does not intend to update or revise any forward-looking statements as the result of new information or future events or developments, except as required by law. Additional Information and Where to Find It In connection with the Proposed Transaction, Everi will file relevant materials with the SEC, including Everi’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication

4855-6215-7011.v1 is not a substitute for the Proxy Statement or any other document that Everi may file with the SEC or send to its stockholders in connection with the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF EVERI ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EVERI, THE PROPOSED TRANSACTION, AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of such documents (when available) through the website maintained by the SEC at http://www.sec.gov, or by visiting Everi’s website at www.everi.com or by contacting Everi’s Investor Relations Department at Everi Holdings Inc., Investor Relations, 7250 S. Tenaya Way, Suite 100, Las Vegas, NV 89113. Participants in the Solicitation of Proxies Everi and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of Everi is set forth in: (i) Everi’s proxy statement for its 2024 annual meeting of stockholders under the headings “Proposal 1: Election of Three Class I Directors” (including “Board and Corporate Governance Matters,” “Certain Relationships and Related Transactions,” and “Executive Officers”), and “Proposal 3: Approval of the Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan” (including “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” “Pay Ratio,” and “Pay Versus Performance,” which was filed with the SEC on April 19, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001318568/000131856824000035/evri- 20240419.htm; (ii) Everi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers, and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management, and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence,” which was filed with the SEC on February 29, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001318568/000131856824000009/evri- 20231231.htm; and (iii) to the extent holdings of Everi securities by its directors or executive officers have changed since the amounts set forth in Everi’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-

4855-6215-7011.v1 cat2&ciks=0001318568&entityName=Everi%2520Holdings%2520Inc.%2520(EVRI)%2520(CI K%25200001318568). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by Everi will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by Everi will be available free of charge on Everi’s website at www.everi.com.